Q4’FY21 Earnings Call Fiscal Year End 2021 August 11, 2021

Proprietary and Confidential Property of Accuray FORWARD-LOOKING STATEMENTS This presentation is intended exclusively for investors. It is not intended for use in Sales or Marketing Safe Harbor Statement Statements in this presentation (including the oral commentary that accompanies it) that are not statements of historical fact are forward-looking statements and are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation relate, but are not limited, to: our results of operations, including expectations regarding total revenue and adjusted EBITDA as well as R&D expense and revenue conversion from China Type A sales; expectations regarding new product enhancements or offerings; our growth catalysts and drivers of revenue growth; expectations regarding operating leverage; ; expectations related to the market opportunity in China and our joint venture in China; our ability to continue to innovate and execute on our product portfolio and pipeline; expectations regarding system revenue contributions from China; expectations regarding the impact of the COVID-19 pandemic on the company; and expectations regarding our ability to accelerate revenue growth, gain market share and expand margin through fiscal year 2024. Forward-looking statements generally can be identified by words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “projects,” “may,” “will be,” “will continue,” “will likely result,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from expectations. These risks and uncertainties include, but are not limited to: the effects of the COVID-19 pandemic on our business, financial condition, results of operations or cash flows; our ability to achieve widespread market acceptance of our products, including new product offerings and improvements; our ability to develop new products or enhance existing products to meet customers’ needs and compete favorably in the market; our ability to effectively integrate and execute the joint venture; our ability to realize the expected benefits of the joint venture; risks and uncertainties related to future Type A and B license announcements in China; risks inherent in international operations; our ability to effectively manage our growth; our ability to maintain or increase our gross margins on product sales and services; delays in regulatory approvals or the development or release of new offerings; our ability to meet the covenants under our credit facilities; our ability to convert backlog to revenue; and other risks identified under the heading “Risk Factors” in our quarterly report on Form 10-Q, filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2021, and as updated periodically with our other filings with the SEC. Forward-looking statements speak only as of the date the statements are made and are based on information available to Accuray at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. Accuray assumes no obligation to update forward-looking statements to reflect actual performance or results, changes in assumptions or changes in other factors affecting forward-looking information, except to the extent required by applicable securities laws. Accordingly, investors should not place undue reliance on any forward-looking statements. Non-GAAP Financial Measures This presentation also contains non-GAAP financial measures. Management believes that non-GAAP financial measures provide useful supplemental information to management and investors regarding the performance of the company and facilitates a more meaningful comparison of results for current periods with previous operating results. Additionally, these non-GAAP financial measures assist management in analyzing future trends, making strategic and business decisions, and establishing internal budgets and forecasts. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measure is provided in Slides 14, 15, and 16. There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures.  Investors and potential investors should consider non-GAAP financial measures only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Medical Advice Disclaimer Accuray Incorporated as a medical device manufacturer cannot and does not recommend specific treatment approaches. Individual results may vary.

Executive Summary Q4’FY21 Proprietary and Confidential Property of Accuray Strong revenue performance with 17% Q4 Y/Y revenue growth Record orders and $616M backlog with 19% Q4 Y/Y order growth Received CE marking for ClearRT™ helical kVCT imaging 3% net installed base growth driving future recurring service and upgrade revenues Extended maturities of convertible notes and bank debt to 2026 with improved terms. Lowered cash interest costs by ~$2M/year

Proprietary and Confidential Property of Accuray Our Vision: Expand the Power of Radiation Therapy to Improve Patient Lives Easy patient experience Non-invasive Improved outcomes and quality of life Hope New therapeutic options Powerful ~ 3 Million patients treated in FY21

What We Accomplished in FY21 Proprietary and Confidential Property of Accuray Accelerated investment in R&D pipeline 44 ClearRT™ orders 76 new system installations Continued progress in China; $65M in system revenue, 195% Y/Y growth Successful global product launches (ClearRT™, CyberKnife® S7™) 3.5% Y/Y REVENUE GROWTH RECORD BACKLOG $616M GREW GLOBAL IB to 961 Units Achieved #2 market share position in Japan Growth Catalysts Note: Backlog $s and IB units as of June 30 2021.

Proprietary and Confidential Property of Accuray Gross Order Performance by Region in Q4 AMS 8% Q4 Y/Y EIMEA Flat Q4 Y/Y APAC 119% Q4 Y/Y JAPAN -7 % Q4 Y/Y +19% Q4 Y/Y Global Order Performance Note: Percentages above are calculated using actual dollars for Orders.

ACCURAY

# Positioned to Win in Value Based Care

Delivering more. **Better. Faster.**

*ClearRT™ "We were **impressed, intrigued, & surprised** – we expected ClearRT helical fan-beam CT would be superior to cone-beam CT, but didn't expect to have **trouble distinguishing ClearRT images from diagnostic CT.**"*

**Dr. Lane Rosen, M.D.**
Willis-Knighton Cancer Center, Shreveport, LA

*Synchrony® "The ability to actually **track the tumor and treat it** with the smallest field in real-time is the way to go, and only Synchrony can do that."*

**Dr. Christopher J. Schultz, M.D.**
Froedtert & the Medical College of Wisconsin

## CyberKnife® S7™

**Robotic delivery system**
**25 years leadership SRS/SBRT**



## Radixact® / TomoTherapy®

**360° helical delivery system**
**Simple to complex treatments**



## Accuray-only technology

**Motion detection and real-time delivery adaptation**
**Superior kVCT imaging**



Synchrony® ClearRT™

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Proprietary and Confidential Property of Accuray

China: Strong Business Progress China facility, training center, CIIE tradeshow exhibit Proprietary and Confidential Property of Accuray Radixact® X5 CIIE Launch Unique JV partnership strategy 195% revenue growth FY21 80% market share in RT Type A segment On track for China-made market intro into high growth Type B segment Factory and training center complete

Q4 and FY21 Financials Proprietary and Confidential Property of Accuray Gross orders $113M 19% $326M (14%) Revenues $111M 17% $396M 3% Product $56M 39% $177M 6% Service $55M 0% $220M 2% Op. Expenses $39.6M 15% $137.2M 0.1% R&D $15.4M 26% $52.7M 6% SG&A $24.2M 9% $84.5M (3%) Adj. EBITDA $6.7M (33%) $38M 38% KEY FINANCIAL METRICS $M Q4 Y/Y Highlights COVID impact reflective on Y/Y orders. New product innovation driving order momentum in Q4 Strong Y/Y revenue growth in Q4 driven by China and Japan Installed base growth driving Y/Y annual service revenue increase FY21 Y/Y Note: Adjusted EBITDA is a non-GAAP measure.  Please see Slide 14 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

# Guidance for FY22

ACCURAY

- **Revenue: $410M - $420M**
- Expected Revenue Growth: **>4% (5% midpoint)**
- Adjusted EBITDA[1] : **$32M - $35M**

- Revenue guidance expected drivers:
  - Innovation: strong commercialization of new product introductions (Synchrony® and ClearRT™ on Radixact®) to drive incremental wins, trade-in, trade-up and upgrades
  - China: solid, steady China Type A revenue conversion to continue
  - Balanced regional performance: improved AMS performance and Japan and EIMEA demand
- Adjusted EBITDA[1] guidance, down ~$3-6M from FY21 primarily due to expected:
  - Normalization of expenses commensurate with continued market recovery towards 2H'FY22
  - Full year impact of FY21 R&D investment and additional strategic investments to accelerate revenue
- Significantly improved operational leverage vs. FY19 (the last full pre-Covid year):
  - Midpoint of FY22 adj. EBITDA guidance of $33.5M represents 41% growth over FY19[2] at relatively same levels of revenue
  - FY22 guidance implies $17-18M reduction in SG&A spend vs. FY19, enabling increased R&D investment in FY22
  - Expect FY22 R&D spend to represent 14-15% of revenue to drive continued innovation and top-line growth

1. Adjusted EBITDA is a non-GAAP measure. Please see Slide 15 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.
2. Adjusted EBITDA is a non-GAAP measure. Please see Slide 16 for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

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Proprietary and Confidential Property of Accuray

In Summary Proprietary and Confidential Property of Accuray Entering FY22 With Accelerating Momentum Strongest Product Portfolio and Pipeline in Company’s History Multiple Growth Catalysts and Global Commercial Execution Strengthened Leadership Team and Operational Foundation Positioned for Accelerated Revenue Growth, Market Share Gains and Margin Expansion Through FY24

Proprietary and Confidential Property of Accuray Save the Date: Accuray Annual Investor Day To take place during 2021 ASTRO Annual Meeting Monday, October 25th, 2021 (post market close) Marriott Marquis Chicago Details to follow in coming days

Proprietary and Confidential Property of Accuray THANK YOU

Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY2021 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K Three Months Ended June 30 Twelve Months Ended June 30 2021 2020 2021 2020 GAAP net income (loss) $ (11,092) $ (152) $ (6,311) $ 3,827 Depreciation and amortization 1,498 1,960 6,389 7,526 Stock-based compensation 2,236 2,287 9,332 8,152 Interest expense, net 3,734 4,590 16,877 17,986 One-time charge related to debt refinance and convertible exchange (a) 9,948 — 9,948 — Gain on contribution to equity method investment in joint venture (b) — — — (12,965) Cost savings initiative (c) — 1,058 — 1,058 Provision for income taxes 400 262 1,752 1,863 Adjusted EBITDA $ 6,724 $ 10,005 $ 37,987 $ 27,447 (a) consists of one-time charge related to the exchange of our 3.75% Convertible Senior Notes due July 2022 for our new 3.75% Convertible Senior Notes due May 2026 and the refinancing of our senior secured revolving credit facility and term loan with new lenders. (b) consists of non-cash gain related to the value of the Company’s capital contribution to the China joint venture. (c) consists of costs associated with reduction of staff.

Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY2022 Guidance Projected Guidance Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K Twelve Months Ended Projection for June 30, 2022 Low High GAAP net income (loss) $ (800) $ 2,200 Depreciation and amortization 6,400 6,400 Stock-based compensation 10,200 10,200 Interest expense, net 13,400 13,400 Provision for income taxes 2,800 2,800 Adjusted EBITDA $ 32,000 $ 35,000

Proprietary and Confidential Property of Accuray GAAP to Adjusted EBITDA FY2019 Actual Reconciliation of Net Income (Loss) to Adjusted Earnings Before Interest, Taxes, Depreciation, Amortization and Stock-Based Compensation (Adjusted EBITDA) $K Three Months Ended June 30 Twelve Months Ended June 30 2019 2019 GAAP net income (loss) $ (1,400) $ (16,430) Depreciation and amortization 2,178 8,266 Stock-based compensation 2,822 10,601 Interest expense, net 3,973 15,015 Impairment charge(a) — 3,707 Cost savings initiative (b) 511 1,509 Gain on lease termination (c) (1,007) Provision for income taxes 864 2,086 Adjusted EBITDA $ 8,948 $ 23,747 (a) consists of an accounts receivable impairment charge related to one customer in the first quarter of 2019 (b) consists of costs associated with reduction of staff (c) consists of a non-cash reversal of deferred rent related to a facility lease that was terminated